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                                                                    Exhibit 21.1

                                  SUBSIDIARIES



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                                        Jurisdiction of                                            Additional Names under which the
Subsidiary                              Formation          Direct Parent Company                   Subsidiary Does Business
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
TWP Capital Corp. II                    Delaware           TransWestern Publishing Company LLC
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TWP Companies, Inc.                     Delaware           TransWestern Publishing Company LLC
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Target Directories of Michigan, Inc.    Michigan           TWP Companies, Inc.
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WorldPages, Inc.                        Delaware           TWP Companies, Inc.
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Great Western Directories, Inc.         Texas              WorldPages, Inc.
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1 + USA V Acquisition Corp.             Delaware           WorldPages, Inc.
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YPtel, Inc.                             Washington         WorldPages, Inc.
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YPtel Corporation                       Nova Scotia        ACG Exchange Company
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Pacific Coast Publishing, Ltd.          Washington         YPTel, Inc.                             Regional Telephone Directories
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ACG Holding Company                     Nova Scotia        WorldPages, Inc.
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ACG Exchange Company                    Nova Scotia        ACG Holding Corporation
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Choicecontent.com, Inc.                 Texas              WorldPages, Inc.
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Choicecontent.com, LLC                  Kansas             Choicecontent.com, Inc.
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